UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2016 (January 11, 2016)

EOG RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-651-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EOG RESOURCES, INC.

Item 1.01	Entry into a Material Definitive Agreement.

On January 11, 2016, EOG Resources, Inc. (EOG) entered into an underwriting agreement (Underwriting Agreement) with Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC and the other underwriters identified therein (collectively, Underwriters) relating to the sale of $750 million aggregate principal amount of EOG’s 4.15% Senior Notes due 2026 (2026 Notes) and $250 million aggregate principal amount of EOG’s 5.10% Senior Notes due 2036 (together with the 2026 Notes, the Notes), subject to the terms and conditions therein. The Underwriting Agreement contains customary representations and warranties on EOG’s part. The Underwriting Agreement also contains customary indemnification and contribution provisions whereby EOG and the Underwriters have agreed to indemnify each other against certain liabilities.

The offering of the Notes pursuant to the Underwriting Agreement closed on January 14, 2016. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

EOG offered the Notes pursuant to a Prospectus Supplement dated January 11, 2016, which was filed with the United States Securities and Exchange Commission on January 13, 2016 and which forms part of EOG’s shelf registration statement on Form S-3 (Registration No. 333-208681). The Notes were issued under an indenture, dated as of May 18, 2009 (Indenture), by and between EOG, as issuer, and Wells Fargo Bank, National Association, as trustee.

Relationships

The underwriters and certain of their affiliates have engaged in, and may in the future engage in, investment banking, commercial banking and other commercial dealings with EOG in the ordinary course of business for which they received, or will receive, customary fees and expense reimbursement. In particular, affiliates of certain of the underwriters act as agent and/or are lenders under EOG’s revolving credit agreement. In addition, Wells Fargo Securities, LLC (one of the Underwriters) is an affiliate of Wells Fargo Bank, National Association, the trustee under the Indenture.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

*1.1	Underwriting Agreement, dated January 11, 2016, by and among EOG, Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC and the other underwriters named therein.

4.1	Indenture, dated as of May 18, 2009, by and between EOG and Wells Fargo Bank, NA, as Trustee (incorporated by reference to Exhibit 4.9 to EOG’s Registration Statement on Form S-3, Registration No. 333-159301, filed May 18, 2009).

*5.1	Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., dated January 14, 2016.

*23.1	Consent of Akin, Gump, Strauss, Hauer & Feld, L.L.P. (included as part of Exhibit 5.1).

*	Exhibit filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC.
(Registrant)

Date: January 14, 2016	By:	/s/ Timothy K. Driggers
	Name:	Timothy K. Driggers
	Title:	Vice President and Chief Financial Officer
(Principal Financial Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

*1.1	Underwriting Agreement, dated January 11, 2016, by and among EOG, Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC and the other underwriters named therein.

4.1	Indenture, dated as of May 18, 2009, by and between EOG and Wells Fargo Bank, NA, as Trustee (incorporated by reference to Exhibit 4.9 to EOG’s Registration Statement on Form S-3, Registration No. 333-159301, filed May 18, 2009).

*5.1	Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., dated January 14, 2016.

*23.1	Consent of Akin, Gump, Strauss, Hauer & Feld, L.L.P. (included as part of Exhibit 5.1).

*	Exhibit filed herewith